Exhibit 99.1
Contacts:

Media	Investors
Brad Bishop	Sean O’Hara	James T. Crines
574-372-4291	574-371-8032	574-372-4264
bradley.bishop@zimmer.com	sean.f.ohara@zimmer.com	james.crines@zimmer.com
Zimmer Reports Second Quarter 2007 Financial Results
•	Net Sales of $971 million represents an increase of 10% reported (8% constant currency)

•	Worldwide Reconstructive Sales increased 11% reported (9% constant currency) and Asia Pacific Sales increased 11% reported (10% constant currency)

•	Zimmer Dental Sales increased 22% reported (19% constant currency) and Extremities Sales increased 35% reported (33% constant currency)

•	Diluted EPS were $0.97 reported and $0.98 adjusted, increases of 20% and 18%, respectively, over prior year period

•	Company reaffirms third and fourth quarter sales and adjusted earnings per share guidance
(WARSAW, IN) July 25, 2007 — Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the quarter ended June 30, 2007. For the quarter, the Company announced net sales of $971 million, an increase of 10% reported and 8% constant currency over the prior year period. Diluted earnings per share for the quarter were $0.97 reported and $0.98 adjusted, an increase of 20% reported and 18% adjusted and in line with First Call consensus estimates.
“This was a solid quarter for Zimmer and we are pleased that we achieved double digit sales growth in our Asia Pacific geographic segment, our Americas and Asia Pacific reconstructive categories, and our extremities and dental businesses,” said David Dvorak, Zimmer Holdings President and CEO. “We are continuing to execute on our Enable, Innovate and Grow strategic initiatives to build on our leadership in the reconstructive area and to accelerate growth in our other business units.”
The Company said it is continuing to roll out its Zimmer® Gender Solutions™ Knee and that the product is being well received by surgeons and their patients. Second quarter sales significantly increased from the first quarter, even though distribution of the product thus far has been largely focused on existing Zimmer accounts in the U.S. Now that most Zimmer accounts have been addressed, the Company said it will concentrate its efforts on increasing U.S. market share while expanding availability in Europe and Asia Pacific.
The Gender Solutions Knee design is part of the NexGen® Complete Knee Solution, the Company’s flagship knee brand. The Company said that more than 1,000,000 NexGen knees have been implanted in the U.S. alone since the system was first introduced.
“The Gender Solutions Knee was the first product designed to address the specific differences between female and male knee anatomy,” said Dvorak. “This concept and the science behind it clearly resonate with patients and surgeons. We are moving forward with our program to apply the same thinking to our hip replacement products and have released our Zimmer® Gender Solutions™ M/L Taper Stem with KinectivTM Technology to the product’s developing surgeons. The first procedures were performed in April and we are now gradually ramping up availability. Additionally, we are continuing our drive toward the 2008 release of the Zimmer Gender Solutions VerSys® Epoch® Hip Prosthesis.”
During the quarter, the Company completed its acquisition of Endius, Inc., expanding its Zimmer Spine product portfolio to include innovative minimally invasive instruments and implants. The Company also signed an exclusive 10-year agreement with Regeneration Technologies, Inc., for a next-generation allograft bone paste. The Company acquired Diadent, Srl., its distributor for Zimmer Dental products in Italy, Europe’s second largest dental market.
Also in the quarter, the Company announced that it had received incentives of approximately $2 million from the State of Indiana to support expansions totaling 220,000 square feet to the

Company’s manufacturing and distribution facilities at its Warsaw, Indiana, location. The expansions will provide additional capacity for anticipated future growth.
In the quarter, the Company purchased 1.5 million common shares for a total of $132 million as part of a $1 billion repurchase program set to expire on December 31, 2008. An earlier $1 billion repurchase program was fully executed, with a total of 14 million shares purchased.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and six months on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED JUNE 30, 2007
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$568	9%	9%
Europe	267	12	5
Asia Pacific	136	11	10

Total	971	10	8

Product Categories
Reconstructive
Americas	464	10	10
Europe	241	13	6
Asia Pacific	109	11	10

Total	814	11	9

Knees
Americas	256	9	9
Europe	101	12	5
Asia Pacific	50	18	15

Total	407	11	8

Hips
Americas	158	8	8
Europe	115	9	2
Asia Pacific	51	7	7

Total	324	8	6

Extremities	26	35	33

Dental	57	22	19

Trauma	50	3	1

Spine	49	7	6

OSP and other	58	9	8

NET SALES — SIX MONTHS ENDED JUNE 30, 2007
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,136	10%	10%
Europe	526	13	5
Asia Pacific	259	9	8

Total	1,921	10	8

Product Categories
Reconstructive
Americas	929	10	10
Europe	474	13	5
Asia Pacific	208	10	8

Total	1,611	11	9

Knees
Americas	519	9	9
Europe	203	14	6
Asia Pacific	92	15	13

Total	814	11	9

Hips
Americas	314	9	9
Europe	229	9	2
Asia Pacific	98	3	3

Total	641	8	5

Extremities	51	33	31

Dental	105	22	20

Trauma	100	5	4

Spine	96	7	6

OSP and other	114	7	6

Net earnings for the second quarter were $232 million on a reported basis and were $235 million on an adjusted basis, an increase of 14% adjusted over the prior year period. Net earnings for the first six months of 2007 were $465 million on a reported basis and were $470 million on an adjusted basis, an increase of 14% adjusted over the prior year period.
Guidance
The Company said that it anticipates third and fourth quarter sales will be in line with the guidance provided on April 25, 2007, which was for sales of $910 million and $1,050 million, respectively, bringing full year sales to $3,881 million. Third and fourth quarter adjusted earnings per share guidance is also unchanged at $0.91 and $1.16, respectively, which, combined with first half results, would bring full year adjusted earnings per share to $4.03.
Conference Call
The Company will conduct its second quarter 2007 investor conference call on July 26, 2007, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (800) 406-1106. International callers should dial (706) 634-7075. A digital recording will be available two hours after the completion of the conference call from July 26, 2007 to August 9, 2007. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 6258362. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is the worldwide #1 pure-play orthopaedic leader in designing, developing, manufacturing and marketing reconstructive and spinal implants, trauma and related orthopaedic surgical products. Zimmer has operations in more than 24 countries around the world and sells products in more than 100 countries.

Zimmer’s 2006 sales were approximately $3.5 billion. The Company is supported by the efforts of nearly 7,000 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude acquisition, integration and other expenses. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate acquired businesses, the outcome of the Department of Justice investigations announced in March 2005 and June 2006, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2007 and 2006
(in millions, except per share amounts, unaudited)

	2007	2006	% Inc/(Dec)
Net Sales	$970.6	$881.6	10%
Cost of products sold	216.4	200.0	8

Gross Profit	754.2	681.6	11

Research and development	53.5	48.6	10
Selling, general and administrative	374.3	344.8	9
Acquisition, integration and other expense (income)	3.9	6.3	(38)

Operating expenses	431.7	399.7	8

Operating Profit	322.5	281.9	14
Interest income (expense)	1.3	1.2	6

Earnings before income taxes and minority interest	323.8	283.1	14
Provision for income taxes	92.2	82.0	13
Minority interest	(0.1)	(0.2)	(4)

Net Earnings	$231.5	$200.9	15

Earnings Per Common Share
Basic	$0.98	$0.82	20
Diluted	$0.97	$0.81	20
Weighted Average Common Shares Outstanding
Basic	236.9	245.5
Diluted	239.2	247.7

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 and 2006
(in millions, except per share amounts, unaudited)

	2007	2006	% Inc/(Dec)
Net Sales	$1,920.8	$1,742.0	10%
Cost of products sold	422.8	389.4	9

Gross Profit	1,498.0	1,352.6	11

Research and development	105.8	96.0	10
Selling, general and administrative	735.9	679.7	8
Acquisition, integration and other expense (income)	6.6	4.5	46

Operating expenses	848.3	780.2	9

Operating Profit	649.7	572.4	14
Interest income (expense)	1.1	1.7	(40)

Earnings before income taxes and minority interest	650.8	574.1	13
Provision for income taxes	185.5	167.1	11
Minority interest	(0.4)	(0.5)	(25)

Net Earnings	$464.9	$406.5	14

Earnings Per Common Share
Basic	$1.96	$1.65	19
Diluted	$1.94	$1.63	19
Weighted Average Common Shares Outstanding
Basic	236.9	246.6
Diluted	239.2	248.9

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	June 30,	December 31,
	2007	2006
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$358.7	$265.7
Restricted cash	2.3	2.4
Receivables, net	689.7	625.5
Inventories, net	682.9	638.3
Other current assets	215.7	214.3

Total current assets	1,949.3	1,746.2

Property, plant and equipment, net	865.9	807.1
Goodwill	2,507.3	2,515.6
Intangible assets, net	748.9	712.6
Other assets	249.4	192.9

Total Assets	$6,320.8	$5,974.4

Liabilities and Shareholders’ Equity

Current liabilities	$642.9	$628.2
Other long-term liabilities	296.8	323.4
Long-term debt	95.2	99.6
Minority interest	2.6	2.7
Shareholders’ equity	5,283.3	4,920.5

Total Liabilities and Shareholders’ Equity	$6,320.8	$5,974.4

Note: Reflects the adoption of Financial Accounting Standards Board Interpretation No. 48 as of January 1, 2007.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 and 2006
(in millions, unaudited)

	2007	2006
Cash flows provided by (used in) operating activities
Net earnings	$464.9	$406.5
Depreciation and amortization	109.4	93.5
Share-based compensation	41.1	39.0
Income tax benefits from stock option exercises	37.9	3.3
Excess income tax benefits from stock option exercises	(25.6)	(2.5)
Changes in operating assets and liabilities
Income taxes	4.1	72.3
Receivables	(54.2)	(100.5)
Inventories	(36.8)	(11.0)
Accounts payable and accrued expenses	2.4	(16.0)
Other assets and liabilities	(47.5)	23.3

Net cash provided by operating activities	495.7	507.9

Cash flows provided by (used in) investing activities
Additions to instruments	(72.9)	(62.5)
Additions to other property, plant and equipment	(70.3)	(52.3)
Proceeds from sale of property, plant and equipment	—	16.2
Acquisitions, net of acquired cash	(112.1)	(13.5)

Net cash used in investing activities	(255.3)	(112.1)

Cash flows provided by (used in) financing activities

Proceeds from employee stock compensation plans	132.1	16.2
Excess income tax benefits from stock option exercises	25.6	2.5
Repurchase of common stock	(305.2)	(316.4)

Net cash used in financing activities	(147.5)	(297.7)

Effect of exchange rates on cash and equivalents	0.1	4.5

Increase in cash and equivalents	93.0	102.6
Cash and equivalents, beginning of period	265.7	233.2

Cash and equivalents, end of period	358.7	335.8

Consolidated cash flows for the six months ended June 30, 2007 include the correction of an error in presentation of $20.2 million, which had previously been reported in the first quarter of 2007 as a component of the change in receivables in operating cash flows and is now appropriately reported as proceeds from employee stock compensation in financing cash flows for the six-month period.

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 and 2006
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Inc/(Dec)	2007	2006	% Inc/(Dec)
Americas	$568.1	$520.9	9%	$1,135.9	$1,036.9	10%
Europe	267.2	238.4	12	526.0	467.1	13
Asia Pacific	135.3	122.3	11	258.9	238.0	9

Total	$970.6	$881.6	10	$1,920.8	$1,742.0	10

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 and 2006
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Inc/(Dec)	2007	2006	% Inc/(Dec)
Reconstructive	$813.6	$733.6	11%	$1,611.1	$1,451.1	11%
Trauma	50.3	49.1	3	100.4	95.8	5
Spine	49.0	46.0	7	95.7	89.1	7
OSP and other	57.7	52.9	9	113.6	106.0	7

Total	$970.6	$881.6	10	$1,920.8	$1,742.0	10

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	June 30, 2007
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	9%	0%	9%
Europe	12	7	5
Asia Pacific	11	1	10
Total	10	2	8

Product Categories
Reconstructive
Americas	10	0	10
Europe	13	7	6
Asia Pacific	11	1	10
Total	11	2	9

Knees
Americas	9	0	9
Europe	12	7	5
Asia Pacific	18	3	15
Total	11	3	8

Hips
Americas	8	0	8
Europe	9	7	2
Asia Pacific	7	0	7
Total	8	2	6

Extremities	35	2	33

Dental	22	3	19

Trauma	3	2	1

Spine	7	1	6

OSP and other	9	1	8

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Six Months Ended
	June 30, 2007
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	10%	0%	10%
Europe	13	8	5
Asia Pacific	9	1	8
Total	10	2	8

Product Categories
Reconstructive
Americas	10	0	10
Europe	13	8	5
Asia Pacific	10	2	8
Total	11	2	9

Knees
Americas	9	0	9
Europe	14	8	6
Asia Pacific	15	2	13
Total	11	2	9

Hips
Americas	9	0	9
Europe	9	7	2
Asia Pacific	3	0	3
Total	8	3	5

Extremities	33	2	31

Dental	22	2	20

Trauma	5	1	4

Spine	7	1	6

OSP and other	7	1	6

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended June 30, 2007 and 2006
(in millions, unaudited)

	Three Months
	Ended June 30,
	2007	2006
Net Earnings	$231.5	$200.9
Acquisition, integration and other	3.9	6.3
Inventory step-up	0.3	—
Taxes on acquisition, integration and other and inventory step-up	(1.0)	(1.1)

Adjusted Net Earnings	$234.7	$206.1

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Six Months Ended June 30, 2007 and 2006
(in millions, unaudited)

	Six Months
	Ended June 30,
	2007	2006
Net Earnings	$464.9	$406.5
Acquisition, integration and other	6.6	4.5
Inventory step-up	0.3	—
Taxes on acquisition, integration and other and inventory step-up	(1.7)	0.1

Adjusted Net Earnings	$470.1	$411.1

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended June 30, 2007 and 2006
(unaudited)

	Three Months
	Ended June 30,
	2007	2006
Diluted EPS	$0.97	$0.81
Acquisition, integration and other	0.02	0.03
Taxes on acquisition, integration and other	(0.01)	(0.01)

Adjusted Diluted EPS	$0.98	$0.83

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Six Months Ended June 30, 2007 and 2006
(unaudited)

	Six Months
	Ended June 30,
	2007	2006
Diluted EPS	$1.94	$1.63
Acquisition, integration and other	0.03	0.02
Taxes on acquisition, integration and other	—	—

Adjusted Diluted EPS$	$1.97	$1.65

ZIMMER HOLDINGS, INC.
Reconciliation of 2007 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)
Projected Three Months Ended September 30, 2007:

Diluted EPS	$0.89
Acquisition, integration and other, net of tax	0.02

Adjusted Diluted EPS	$0.91

Projected Three Months Ended December 31, 2007:

Diluted EPS	$1.14
Acquisition, integration and other, net of tax	0.02

Adjusted Diluted EPS	$1.16